UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  June 17, 2011 (June 15, 2011)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)		87-0400335 (IRS Employer Identification No.)
12012 Wickchester Lane, Suite 475 Houston, Texas 77079 (Address of principal executive offices, including zip code)
voice: (713) 353-9400 fax: (713) 353-9421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

On June 15, 2011, Hyperdynamics Corporation (the “Company”) engaged Deloitte & Touche LLP (“Deloitte”) as the Company’s principal accountant effective for the remainder of the fiscal year ending June 30, 2011 and for the fiscal year ending June 30, 2012.  The appointment was approved by the Company’s Board of Directors upon recommendation of its Audit Committee.  The Company has notified its principal accountant, GBH CPAs, PC (“GBH”), of its dismissal effective as of June 15, 2011.

Each of GBH’s reports on the Company’s financial statements for the fiscal years ended June 30, 2010 and 2009 included an explanatory paragraph relating to the uncertainty of the Company’s ability to continue as a going concern.  Except as described above, GBH’s reports on the Company’s financial statements for the fiscal years ended June 30, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the fiscal years ended June 30, 2010 and 2009, and through the date of this filing there were not any disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to GBH’s satisfaction, would have caused GBH to make reference to the subject matter of the disagreement(s) in connection with its report.

Pursuant to Item 304(a)(3) of Regulation S-K, the Company provided GBH with the foregoing disclosure and requested that GBH furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agreed with the Company’s statements in this Item 4.01 of this Current Report on Form 8-K, and that such letter be furnished to the Company so that it can be filed with the SEC.  Attached to this Form 8-K as Exhibit 16.1 is a copy of GBH’s letter, dated June 15, 2011.

During the fiscal years ended June 30, 2010 and 2009, and through the date of this filing, neither the Company nor anyone acting on its behalf consulted with Deloitte regarding any of the matters or events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01                      Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 16.1	Letter of GBH CPAs, PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: June 17, 2011	By:	/s/ Jason D. Davis
	Name:	Jason D. Davis
	Title:	Secretary, Treasurer and Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 16.1	Letter of GBH CPAs, PC